CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 22

to

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8, 737-9, and 737-10 Aircraft

    THIS SUPPLEMENTAL AGREEMENT NO. 22 (SA-22), entered into as of November 28, 2023, is by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer) (Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.

    WHEREAS, the Parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (as amended and supplemented, Purchase Agreement) relating to, among other things, Boeing model 737-8 aircraft (737-8 Aircraft), Boeing model 737-9 aircraft (737-9 Aircraft) and Boeing model 737-10 aircraft (737-10 Aircraft), (collectively Aircraft);

WHEREAS, Customer requests and Boeing agrees to substitute one (1) 737-[ * * * ] Aircraft into Boeing model 737-[ * * * ] Aircraft summarized as follows:

Delivery Month	Current Model	Revised Substitute Model
[ * * * ]	[ * * * ]	[ * * * ]
WHEREAS, Customer and Boeing have agreed to amend the Purchase Agreement to revise the delivery month of [ * * * ] Aircraft summarized as follows:

BOEING PROPRIETARY

Aircraft Model	Current Delivery Month	Revised Delivery Month
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]

WHEREAS, Customer and Boeing have agreed to substitute [ * * * ] Aircraft into Boeing model [ * * * ] Aircraft and simultaneously [ * * * ] the delivery months summarized as follows:

Current Model	Current Delivery Month	Revised Substitute Model	Accelerated Delivery Month
[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

WHEREAS, Customer and Boeing have agreed to substitute [ * * * ] Aircraft into Boeing model [ * * * ] Aircraft summarized as follows:

Delivery Month	Current Model	Revised Substitute Model
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]

and;

P.A. 3866
ASA    Page 2
BOEING PROPRIETARY

WHEREAS, Customer and Boeing have agreed to substitute [ * * * ] Aircraft into Boeing model [ * * * ] Aircraft and simultaneously [ * * * ] the delivery month summarized as follows:

Current Model	Current Delivery Month	Revised Substitute Model	Revised Delivery Month
[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:

1.Table of Contents

    The “Table of Contents” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto and incorporated into the Purchase Agreement, to reflect the changes made in this SA-22.

2.Tables and Supplemental Exhibit.
The Tables and Supplemental Exhibit BFE1 in the Purchase Agreement are amended as set forth, to incorporate and reflect the changes made in this SA-22.

1.1Table [ * * * ] is hereby deleted in its entirety and replaced with a new Table [ * * * ] attached hereto that is incorporated into the Purchase Agreement and references this SA-22.

2.1Table [ * * * ] is hereby deleted in its entirety and replaced with a new Table [ * * * ] attached hereto that is incorporated into the Purchase Agreement and references this SA-22.

2.2Table [ * * * ] is hereby deleted in its entirety and replaced with a new Table [ * * * ] attached hereto that is incorporated into the Purchase Agreement and references this SA-22.

2.3Table [ * * * ] is hereby deleted in its entirety and replaced with a new Table [ * * * ] attached hereto that is incorporated into the Purchase Agreement and references this SA-22.
P.A. 3866
ASA    Page 3
BOEING PROPRIETARY

2.4Table [ * * * ] is hereby deleted in its entirety and replaced with a new Table [ * * * ] attached hereto that is incorporated into the Purchase Agreement and references this SA-22.
2.5Table [ * * * ] is hereby deleted in its entirety and replaced with a new Table [ * * * ] attached hereto that is incorporated into the Purchase Agreement and references this SA-22.
2.6Supplemental Exhibit [ * * * ] in the Purchase Agreement, entitled “[ * * * ],” is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit BFE1, attached hereto and incorporated into the Purchase Agreement.

3.Letter Agreements.

3.1Letter Agreement [ * * * ] is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to reflect changes made to certain terms.
3.2Letter Agreement [ * * * ] is hereby deleted entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to reflect changes made to certain terms.
3.3Letter Agreement [ * * * ] is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to reflect changes associated with this SA-22.
3.4[ * * * ].

4.[ * * * ].
[ * * * ].

5.Miscellaneous.

5.1The Purchase Agreement is amended as set forth above, and all of the other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the sections above are incorporated into this SA-22 by this reference.

5.2[ * * * ].

EXECUTED IN DUPLICATE as of the day and year first written above and below.
P.A. 3866
ASA    Page 4
BOEING PROPRIETARY

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its	SVP Fleet, Finance and Alliances & Treasurer

P.A. 3866
ASA    Page 5
BOEING PROPRIETARY